Exhibit 99

Media: Margot Field +44 (0)20 8476 8158
IR: Yael Fainaro +44 (0)20 8476 8287

NDS CHANGE IN FINANCIAL REPORTING

London, UK, January 19, 2005 – NDS Group plc, a News Corporation company, and the leading provider of technology solutions for digital pay-TV, today announced a change in the reporting of its financial information.

By reason of the re-incorporation of News Corporation from Australia to the United States, NDS Group plc no longer qualifies as a foreign private issuer under US securities laws, although it will remain a company incorporated in the United Kingdom, with its headquarters in the UK and retain its secondary listing on the Euronext exchange. As a consequence, NDS Group plc is required to change the reporting of its financial information from UK accounting practice (“UK GAAP”) to accounting principles generally accepted in the United States (“US GAAP”) and adopt the US dollar as its reporting currency. Moreover, NDS Group plc is required to present quarterly and annual financial information on Form 10-Q and Form 10-K, respectively.

The attached schedules contain selected unaudited financial information for the fiscal years ended June 30, 2003 and June 30, 2004 and the quarter ended September 30, 2004, re-presented in accordance with US GAAP and in US dollars.

NDS expects to publish its results for the quarter ended December 31, 2004 on February 1, 2005.

NDS Group plc (NASDAQ/Euronext Brussels:NNDS) is a leading supplier of open end-to-end digital pay TV solutions for the secure delivery of entertainment and information to television set-top boxes and IP devices. See www.nds.com for more information about NDS.

Cautionary Statement Concerning Forward-looking Statements

The statements contained in this release which are not historical facts may constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to the plans, projections or future performance of NDS, which involve certain risks and uncertainties, including risk of market acceptance, the effect of economic conditions, possible regulatory changes, technological developments, the impact of competitive pricing and the ability of NDS and its commercial partners to develop systems and solutions which meet the needs of the broadcasting industry in a timely and cost-efficient manner, as well as certain other risks and uncertainties which are detailed in NDS’s filings with the SEC. Company or product names have been used for identification purposes only and may be the trademarks or registered trademarks of their respective companies.

NDS Group plc
Unaudited Consolidated Income Statements

	Year ended	Year ended	3 months ended	3 months ended
	June 30, 2004	June 30, 2003	September 30,	September 30,
	$‘000	$‘000	$‘000	$‘000

Revenue
Conditional access	178,286	260,709	90,324	45,780
Integration, development & support	55,601	52,716	16,808	15,593
License fees & royalties	51,673	35,299	16,000	6,987
New technologies	64,942	51,474	16,970	11,134
Other	6,161	7,152	1,177	1,457

Total revenue	356,663	407,350	141,279	80,951

Cost of goods and services sold
Smart card costs	(26,708)	(122,596)	(38,799)	(6,411)
Operations & support	(47,708)	(33,526)	(15,553)	(10,015)
Royalties	(7,160)	(7,144)	(3,075)	(1,217)
Other	(2,811)	(8,559)	(140)	(647)

Total cost of goods and services sold	(84,387)	(171,825)	(57,567)	(18,290)

Gross profit	272,276	235,525	83,712	62,661

Operating expenses
Sales & marketing	(25,145)	(22,537)	(6,066)	(6,004)
Research & development	(146,190)	(99,764)	(38,321)	(28,305)
General & administration	(34,140)	(34,912)	(12,102)	(8,667)
Foreign exchange gains	1,192	1,256	1,162	580
Amortization of intangibles	(8,177)	(3,000)	(3,101)	(778)
Impairment charge	(11,391)	—	—	—
Loss on investments	(446)	(738)	—	—

Total Operating Expenses	(224,297)	(159,695)	(58,428)	(43,174)

Operating income	47,979	75,830	25,284	19,487
Other expense	—	(444)	—	—
Interest	7,294	4,579	1,990	2,071

Income before income tax expense and
minority interests in subsidiaries, net of tax	55,273	79,965	27,274	21,558
Income tax expense	(19,061)	(23,883)	(9,657)	(7,262)
Minority interests in subsidiaries, net of tax	843	161	—	93

Net Income	37,055	56,243	17,617	14,389

Net income per share
Basic net income per share	$0.69	$1.04	$0.32	$0.27
Diluted net income per share	$0.67	$1.04	$0.31	$0.26

NDS Group plc
Quarterly Unaudited Consolidated Income Statements
Year ended June 30, 2004

					Year ended
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	June 30, 2004
	$‘000	$‘000	$‘000	$‘000	$‘000

Revenue
Conditional access	45,780	41,478	35,677	55,351	178,286
Integration, development & support	15,593	11,458	16,181	12,369	55,601
License fees & royalties	6,987	7,770	24,277	12,639	51,673
New technologies	11,134	13,915	20,685	19,208	64,942
Other	1,457	1,867	1,116	1,721	6,161

Total revenue	80,951	76,488	97,936	101,288	356,663

Cost of goods and services sold
Smart card costs	(6,411)	(4,288)	(5,242)	(10,767)	(26,708)
Operations & support	(10,015)	(11,194)	(12,664)	(13,835)	(47,708)
Royalties	(1,217)	(1,359)	(3,032)	(1,552)	(7,160)
Other	(647)	(2,077)	246	(333)	(2,811)

Total cost of goods and services sold	(18,290)	(18,918)	(20,692)	(26,487)	(84,387)

Gross profit	62,661	57,570	77,244	74,801	272,276

Operating Expenses
Sales & marketing	(6,004)	(6,094)	(6,800)	(6,247)	(25,145)
Research & development	(28,305)	(32,271)	(41,632)	(43,982)	(146,190)
General & administration	(8,667)	(8,466)	(8,221)	(8,786)	(34,140)
Foreign exchange gains (losses)	580	3,219	(437)	(2,170)	1,192
Amortization of intangibles	(778)	(1,161)	(2,981)	(3,257)	(8,177)
Impairment charge	—	—	—	(11,391)	(11,391)
Loss on investments	—	—	—	(446)	(446)

Total operating expenses	(43,174)	(44,773)	(60,071)	(76,279)	(224,297)

Operating income	19,487	12,797	17,173	(1,478)	47,979

Interest	2,071	1,671	1,762	1,790	7,294

Income before income tax expense and minority interests in subsidiaries, net of tax	21,558	14,468	18,935	312	55,273

Income tax expense	(7,262)	(4,149)	(6,639)	(1,011)	(19,061)
Minority interests in subsidiaries, net of tax	93	—	—	750	843

Net Income	14,389	10,319	12,296	51	37,055

Net income per share
Basic net income per share	$0.27	$0.19	$0.23	$0.00	$0.69
Diluted net income per share	$0.26	$0.19	$0.22	$0.00	$0.67

NDS Group plc
Unaudited Consolidated Balance Sheets

	September 30, 2004	June 30, 2004
	$‘000	$000

ASSETS
Current assets
Cash and cash equivalents	221,102	228,620
Investments	912	757
Accounts receivable	103,037	84,295
Accrued income	16,557	21,845
Prepaid expenses	15,816	15,843
Other current assets	5,579	6,079
Inventories	34,699	35,972

Total current assets	397,702	393,411

Non-current assets
Plant, property & equipment, net	29,640	29,472
Intangibles, net	57,761	61,681
Goodwill	65,266	66,296
Other non-current assets	17,941	17,146
Deferred tax assets	9,968	9,153

Total non-current assets	180,576	183,748

Total assets	578,278	577,159

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	16,417	48,445
Due to related parties	4,702	3,107
Customer deposits & deferred income	107,494	97,864
Accrued expenses	34,554	39,802
Income tax liabilities	14,164	6,812
Other current liabilities	17,948	15,393

Total current liabilities	195,279	211,423

Non-current liabilities
Accrued expenses	33,278	32,392

Shareholders’ equity
Series A ordinary shares at par value	123	122
Series B ordinary shares at par value	420	420
Deferred shares at par value	64,103	64,103
Additional paid-in capital	269,831	266,521
Capital contribution	212,078	212,078
Accumulated deficit and other comprehensive income	(196,834)	(209,900)

Total shareholders’ equity	349,721	333,344

Total liabilities and shareholders’ equity	578,278	577,159

NDS Group plc
Unaudited Consolidated Statements of Cash Flows

	Year ended	Year ended	3 months ended	3 months ended
	June 30, 2004	June 30, 2003	September 30, 2004	September 30, 2003
	$‘000	$‘000	$‘000	$‘000

Operating activities:
Net income	37,055	56,243	17,617	14,389

Adjustments to reconcile net income
to net cash provided by operating activities:
Depreciation	13,526	11,795	3,394	2,967
Amortization of intangibles	8,177	3,000	3,101	778
Impairment charge	11,391	—	—	—
Share-based compensation	4,743	3,946	2,531	1,826
Loss on investments	446	738	—	—
Other	—	444	—	—
Minority interest in subsidiaries, net of tax	(843)	(162)	—	(93)

Change in operating assets and liabilities,
net of acquisitions	17,164	(22,708)	(28,445)	(21,823)

Net cash provided (used) by operating activities	91,659	53,296	(1,802)	(1,956)

Investing activities:
Acquisition of property, plant and equipment	(17,206)	(9,753)	(3,694)	(1,990)
Proceeds from sale of investments	—	3,437	—	—
Business acquisitions	(75,936)	(7,703)	—	—
Cash balances of acquired business	10,292	—	—	—

Cash balances of disposed subsidiary	(870)	—	—	—

Net cash used in investing activities	(83,720)	(14,019)	(3,694)	(1,990)

Financing activities:
Proceeds from issuance of shares	2,212	—	780	616
Equity finance provided by minority interests	—	254	—	—
Loan finance provided by minority interests	40	581	—	—

Net cash provided by (used in) financing activies	2,252	835	780	616

Net increase (decrease) in cash and cash equivalents	10,191	40,112	(4,716)	(3,330)

Cash and cash equivalents, beginning of period	202,185	150,846	228,620	202,185
Exchange movement of opening cash balance	16,244	11,227	(2,802)	(16)

Cash and cash equivalents, end of period	228,620	202,185	221,102	198,839

NDS Group plc
Unaudited Quarterly Consolidated Statements of Cash Flows
Year ended June 30, 2004

					Year ended
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	June 30, 2004
	$‘000	$‘000	$‘000	$‘000	$‘000

Operating activities:
Net income	14,389	10,319	12,296	51	37,055
Adjustments to reconcile net income
to net cash provided by operating activities:
Depreciation	2,967	2,769	4,678	3,112	13,526
Amortization of intangibles	778	1,161	2,981	3,257	8,177
Impairment charge	—	—	—	11,391	11,391
Share-based compensation	1,826	1,420	1,039	458	4,743
Loss on investments	—	—	—	446	446
Minority interest in subsidiaries, net of tax	(93)	—	—	(750)	(843)

Change in operating assets and liabilities, net of acquisitions	(21,823)	25,726	(8,957)	22,218	17,164

Net cash provided (used) by operating activities	(1,956)	41,395	12,037	40,183	91,659

Investing activities:
Acquisition of property, plant and equipment	(1,990)	(1,349)	(3,869)	(9,998)	(17,206)
Business acquisitions	—	(75,767)	(166)	(3)	(75,936)
Cash balances of acquired business	—	10,292	—	—	10,292
Cash balances of disposed subsidiary	—	—	—	(870)	(870)

Net cash used in investing activities	(1,990)	(66,824)	(4,035)	(10,871)	(83,720)

Financing activities:
Proceeds from issuance of shares	616	214	1,151	231	2,212
Loan finance provided by minority interests	—	40	—	—	40

Net cash provided by (used in) financing activities	616	254	1,151	231	2,252

Net increase (decrease) in cash and cash equivalents	(3,330)	(25,175)	9,153	29,543	10,191

Cash and cash equivalents, beginning of period	202,185	198,839	184,881	197,874	202,185
Exchange movement of opening cash balance	(16)	11,217	3,840	1,203	16,244

Cash and cash equivalents, end of period	198,839	184,881	197,874	228,620	228,620

Basis of preparation

The selected financial information provided herein is calculated in accordance with accounting principles generally accepted in the United States (“US GAAP”) and is presented in US Dollars. NDS Group plc has previously published financial information provided in accordance with UK accounting practice (“UK GAAP”) in pounds sterling. The selected financial information has been derived from previously published UK GAAP financial information by adjusting for differences between UK GAAP and US GAAP and then translating the information into US Dollars.

The principle differences between UK GAAP and US GAAP are explained in Note 31 to our consolidated financial statements for the year ended June 30, 2004 included within our Annual Report on Form 20-F which was filed with the Securities and Exchange Commission on October 22, 2004.

In translating the selected financial information from pounds sterling into US Dollars, revenue, expenses and cash flows have been translated at the average exchange rate for the period. Assets and liabilities have been translated at the exchange rate prevailing at the end of the period. Share capital has been translated at the rates prevailing when the relevant shares were issued.

The exchange rates used were as follows:

	Average exchange	Period end
	rate for period	exchange rate
	£1 = US$1	£1 = US$1

3 months ended September 30, 2003	1.6117	1.6613
3 months ended December 31, 2003	1.7051	1.7644
3 months ended March 31, 2004	1.8354	1.8112
3 months ended June 30, 2004	1.8102	1.8277

Year ended June 30, 2004	1.7449	1.8277
Year ended June 30,2003	1.5862	1.6638

3 months ended September 30, 2004	1.8135	1.7993

This selected financial information is unaudited.